Exhibit  10.1

                         COMMON STOCK PURCHASE AGREEMENT

         This AGREEMENT, entered into as of the 26th day of February, 2004(the "Agreement"), by and among the sellers listed on Schedule 1.1 annexed hereto
(collectively  referred  hereto  as the  "Sellers"),  the  purchaser  listed  on
Schedule 1.1 annexed hereto (the "Purchaser") and Treasure Mountain Holdings, Inc., a Nevada corporation ("Treasure Mountain" or the "Company").

         WHEREAS, the Sellers collectively own an aggregate of 3,239,570 shares of common stock, par value $.001 per share (the "Common Stock"), of the Company, representing approximately 95% of the issued and outstanding shares of Common Stock of Treasure Mountain; and

         WHEREAS, the Purchaser desires to purchase from the Sellers, and the Sellers desire to sell to the Purchaser an aggregate of 2,781,640 shares of the Company's Common Stock (the "Shares") in the amounts set forth in Schedule 1.1 hereto, and upon the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Purchasers and the Sellers hereby agree as follows:

                                    ARTICLE 1
                               SALE OF THE SHARES

         Section 1.1 Sale of the Shares. Subject to the terms and conditions hereof, each Seller hereby agrees severally and not jointly to sell, transfer and assign to the Purchaser, and the Purchaser hereby agrees to purchase from the Sellers, the Shares, for an aggregate purchase price of $270,000 (the "Purchase Price"), in the amounts and for the consideration set forth opposite each Purchaser's name on Schedule 1.1 hereto. Certain capitalized terms used herein are defined in Section 9.12 hereof.

                                    ARTICLE 2
                              CLOSING AND DELIVERY

         Section 2.1 Closing Date. Upon the terms and subject to the conditions set forth herein, the consummation of the purchase and sale of the Shares (the "Closing") shall be held at such a date (the "Closing Date") and time as determined at the mutual discretion of the Sellers and the Purchaser; provided, however, that the Closing shall occur no later than 30 days after the conditions precedent contained in Article 7 herein have been satisfied (which the parties hereto agree shall not be later than February 29, 2004). The Closing shall take place at the offices of Feldman Weinstein LLP, located at 420
Lexington Avenue, Suite 2620, New York, NY 10170, or by the exchange of documents and instruments by mail, courier, telecopy and wire transfer to the extent mutually acceptable to the parties hereto.

         Section 2.2    Delivery at Closing. At the Closing:

         (a) each of the Sellers shall deliver to each of the Purchasers stock certificates representing the number of shares that the Purchaser is purchasing hereunder, duly endorsed for transfer to the Purchaser, in the amounts set forth on Schedule 1.1 hereto, or, accompanied by stock powers or other instruments of transfer duly executed to the Purchaser, and with all requisite documentary or transfer tax stamps affixed; and

         (b) the Purchaser shall transfer the Purchase Price to Sellers in the form of certified bank checks or wire transfers pursuant to the instructions on
Schedule  1.1  hereto,  in the amounts and in the names as set forth on Schedule
1.1 hereto.
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                                    ARTICLE 3
            REPRESENTATIONS AND WARRANTIES OF SELLERS AND THE COMPANY

         Except as set forth under the corresponding section of the disclosure schedules (the "Disclosure Schedules") attached hereto as Exhibit A, which Disclosure Schedules shall be deemed a part hereof, each Seller and the Company, hereby jointly and severally represent and warrant to the Purchaser that:

         Section 3.1 Existence and Power. Treasure Mountain is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Treasure Mountain has heretofore delivered to the Purchaser true and complete copies of the Articles of Incorporation, as amended, and By-laws, each as currently in effect.

         Section 3.2 Authorization; No Agreements. The execution, delivery and performance by Sellers of this Agreement, the performance of their obligations hereunder, and the consummation of the transactions contemplated hereby are within the Sellers' powers. This Agreement has been duly and validly executed and delivered by each of the Sellers and is a legal, valid and binding obligation of each of the Sellers, enforceable against them in accordance with its terms. The execution, delivery and performance by the Sellers of this Agreement do not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect any of the Sellers. The Sellers are not parties to any agreement, written or oral, creating rights in respect of any of such Shares in any third party or relating to the voting of the Shares. Sellers are the lawful owners of the Shares, free and clear of all security interest, liens, encumbrances, equities and other charges. Sellers represent that they do not beneficially own any other shares of Common Stock other than (i) those Shares being sold hereby and (ii) an aggregate of 457,930 shares of Common Stock. Sellers further represent that they do not beneficially own any options or warrants or other rights to purchase shares of Common Stock. There are no outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance or sale of any of the Shares, or any arrangements that require or permit any of the Shares to be voted by or at the discretion of anyone other than the Sellers, and there are no restrictions of any kind on the transfer of any of the Shares other than (a) restrictions on transfer imposed by the Securities Act of 1933, as amended (the "Securities Act"), (b) restrictions on transfer imposed by applicable state securities or "Blue Sky" laws and (c) or as set forth by footnote to Schedule 1.1. Each Seller acquired its respective shares of Common Stock on such date as set forth in Schedule 1.1 attached hereto.

         Section 3.3    Capitalization.

         (a) The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in the Disclosure Schedules attached hereto. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassesasable. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with all applicable federal and state securities laws. No securities of the Company are entitled to preemptive or similar rights, and no Person (as defined in Section 9.12 herein) has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated hereby. Except as a result of the purchase and sale of the Shares, there are no outstanding options, warrants, script rights to


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
subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and shall not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

         (b) There are no outstanding obligations, contingent or otherwise, of Treasure Mountain to redeem, purchase or otherwise acquire any capital stock or other securities of Treasure Mountain.

         (c) There are no shareholder agreements, voting trusts or other agreements or understandings to which Treasure Mountain or any Seller is a party or by which it is bound relating to the voting of any shares of the capital stock of Treasure Mountain.

         (e) The Shares shall be duly authorized for issuance, when delivered in accordance with the terms of this Agreement, and shall be validly issued, fully paid and non-assessable and the transfer thereof shall not be subject to any preemptive or other similar right.

         Section 3.4 Subsidiaries. Treasure Mountain has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise.

         Section 3.5    Financial Statements.

         (a) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act (the "Exchange Act") of 1934, as amended, including pursuant to
Section 13(a) or 15(d) thereof, since May 2001 (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Sellers have identified and made available to the Purchaser a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

         (b) Except as set forth in its Form 10-QSB for the period ended September 30, 2003, Treasure Mountain has not been engaged in any other business activity since at least January 1, 1998.

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

         (c) Since the date of the filing of its quarterly report on From 10-QSB for the period ended September 30, 2003, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect (as defined in Section 9.12 herein); (ii) the Company has not incurred any liabilities (contingent or otherwise) or amended of any material term of any outstanding security; (iii) the Company has not altered its method of accounting or the identity of its auditors; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined in Section 9.12 herein) of the Company, any creation or other incurrence by Treasure Mountain of any lien on any material asset; (vi) the Company has not made any loan, advance or capital contributions to or investment in any Person; (vii) the Company has not entered into any transaction or commitment made, or any contract or agreement entered into, by Treasure Mountain relating to its business or any of its assets (including the acquisition or disposition of any assets) or any relinquishment by Treasure Mountain of any contract or other right; (viii) the Company has not granted any severance or termination pay to any current or former director, officer or employee of Treasure Mountain, or increased the benefits payable under any existing severance or termination pay policies or employment agreements or entered into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any current or former director, officer or employee of Treasure Mountain; (ix) the Company has not established, adopted or amended (except as required by applicable law) any collective bargaining, bonus, profit sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any current or former director, officer or employee of Treasure Mountain; (x) increased the compensation, bonus or other benefits payable or otherwise made available to any current or former director, officer or employee of Treasure Mountain; (xi) the Company has not made any tax election or any settlement or compromise of any tax liability, in either case that is material to Treasure Mountain; or (xii) entered into any transaction by the Company not in the ordinary course of business.

         Section 3.6 No Liabilities or Debts. As of the date hereof, there are no liabilities or debts of Treasure Mountain of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt.

         Section 3.7 Litigation. There is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of Treasure Mountain threatened against or affecting, Treasure Mountain or any of its assets or properties before any court or arbitrator or any governmental body, agency or official. The Company is not subject to any outstanding judgment, order or decree. Neither the Company, nor any officer, key employee or 5% stockholder of the Company in his, her or its capacity as such, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or any other government agency. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

         Section 3.8 Taxes. (a) Treasure Mountain has (i) duly filed with the appropriate taxing authorities all tax returns required to be filed by or with respect to its business, or are properly on extension and all such duly filed tax returns are true, correct and complete in all material respects, and (ii) paid in full or made adequate provisions for on its balance sheet (in accordance with GAAP) all Taxes (as defined in Section 9.12 herein) shown to be due on such tax returns. There are no liens for Taxes upon the assets of Treasure Mountain except for statutory liens for current Taxes not yet due and payable or which may thereafter be paid without penalty or are being contested in good faith. Treasure Mountain has not received any notice of audit, is not undergoing any audit of its tax returns, or has received any notice of deficiency or assessment from any taxing authority with respect to liability for Taxes of its business which has not been fully paid or finally settled. There have been no waivers of statutes of limitations by Treasure Mountain with respect to any tax returns. Treasure Mountain has not filed a request with the Internal Revenue Service for changes in accounting methods within the last three years which change would effect the accounting for tax purposes, directly or indirectly, of its business. Treasure Mountain has not executed an extension or waiver of any statute of limitations on the assessment or collection of any Taxes due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect.

         Section 3.9 Internal Accounting Controls; Sarbanes-Oxley Act of 2002. The Company is in compliance with the requirements of the Sarbanes-Oxley Act of 2002 applicable to it as of the date hereof. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date of its most recently filed periodic report (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

         Section 3.10 Solvency; Indebtedness. Based on the financial condition of the Company as of the Closing Date: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization


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

laws of any jurisdiction within one (1) year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations, whether or not the same are or should be reflected in the Company's balance sheet or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness. At the Closing, there will be no outstanding liabilities, obligations or indebtedness of the Company whatsoever.

         Section 3.11 No Brokers. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions. The Company agrees that the Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section with the transactions contemplated by this Agreement.

         Section 3.12 Disclosure. The Company and each Seller confirms that neither it nor any other Person acting on its behalf has provided any of the Purchaser or its agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company and each Seller understand and confirm that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company and each Seller acknowledge and agree that the Purchaser has not made, nor is the Purchaser making any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein.

         Section 3.13 No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

         Section 3.14 No Conflicts. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's Certificate or Articles of Incorporation, By-laws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and

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

state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and
(iii), such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

         Section 3.15 Filings, Consents and Approvals. Neither the Sellers, nor the Company is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance of this Agreement.

         Section 3.16 Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

         Section 3.17 Transactions With Affiliates and Employees. Except as required to be set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Sellers, none of the Affiliates or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         Section 3.18 Assets. Except as set forth in the SEC Reports, the Company has no assets, including, without limitation, goodwill, assets, real property, tangible personal property, intangible personal property, rights and benefits under contracts and cash. All Company leases for real or personal property, are in good standing, valid and effective in accordance with their respective terms, and there is not under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default). The Company is not a guarantor of any indebtedness of any other person, firm or corporation. Except as set forth in the SEC Reports, the Company has not had engaged in any other business operations since at least January 1, 1998.

         Section 3.19 Investment Company/Investment Advisor. The business of the Company does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

         Section 3.20 Environmental Matters. The Company has complied with all applicable Environmental Laws (as defined below) except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. There is no pending or threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Company. For purposes of this Agreement, "Environmental Law" shall mean any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including any statute, regulation, administrative decision or order pertaining to: (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms "release" and "environment" shall have the meaning set forth in the federal Comprehensive
Environmental Response, Compensation and Liability Act of 1980, as amended (CERCLA).

         Section 3.21 Informed Decision. Each Seller is aware of the Company's business affairs and financial condition and has reached an informed and knowledgeable decision to sell its respective portion of the Shares.

         Section 3.22 Trading With the Enemy Act; Patriot Act. No sale of the Company's securities nor the Company's use of the proceeds from such sale has violated the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Company (a) is not a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) and (b) does not engage in any dealings or transactions, or be otherwise associated, with any such person. The Company is in compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

         Section 3.23 Listing on the OTCBB. The capital stock of the Company has been approved for listing on the Over -The-Counter Bulletin Board (the "OTCBB") and the Company has and continues to satisfy all of the requirements of the OTCBB for such listing and for the trading of its capital stock thereunder.

                                    ARTICLE 4
                        REPRESENTATIONS OF THE PURCHASER

         The Purchasers represents and warrants to the Sellers, as follows:

         Section 4.1 Execution and Delivery. The execution, delivery and performance by the Purchasers of this Agreement are within the Purchaser's powers and do not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Purchaser.

         Section 4.2 Binding Effect. This Agreement, when executed and delivered by the Purchaser shall be irrevocable and will constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchasers in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

         Section 4.3 Investment Purpose. The Purchaser understands that no federal or state agency has made any finding or determination regarding the fairness of the Shares for investment, or any recommendation or endorsement of an investment in the Shares. Thee Purchaser hereby represents that it is purchasing the Shares for their own account, with the intention of holding the Shares, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares, and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state unless an exemption from registration is available under those laws.

         Section 4.4 Investment Representation. The Purchaser represents that it has adequate means of providing for its current needs and has no need for liquidity in this investment in the Shares. Each Purchaser represents that it is an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser has no reason to anticipate any material change in its financial condition for the foreseeable future. The Purchaser is financially able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely or to afford a complete loss of his, her or its investment in the Shares. The Purchaser represents that the Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth, and the Purchaser's investment in the Shares will not cause such overall commitment to become excessive.

         Section 4.5 No Intent to Resell. The Purchaser understands that the statutory basis on which the Shares are being sold to the Purchaser would not be available if the Purchaser's present intention were to hold the Shares for a fixed period or until the occurrence of a certain event. The Purchaser realizes that in the view of the Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the Purchaser for the acquisition of the Shares, and for which such Shares may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the Purchaser's representations and the Commission would then regard such sale as a sale for which the exemption from registration is not available.

         Section 4.6 Investment Experience. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

         Section 4.7 Opportunity to Ask Questions. The Purchaser has had a full and fair opportunity to make inquiries about the terms and conditions of this Agreement, to discuss the same and all related matters with his own independent counsel, his own accountants and tax advisers. The Purchasers has been given the opportunity to ask questions of, and receive answers from Sellers concerning the terms and conditions of this Agreement and to obtain such additional written information about Treasure Mountain to the extent that Sellers possesses such information or can acquire it without unreasonable effort or expense. Notwithstanding the foregoing, the Purchaser has had the opportunity to conduct its own independent investigation. The Purchaser acknowledges that it has received no representations or warranties from the Sellers or Treasure Mountain in making this investment decision other than as expressly set forth herein.

         Section 4.8 Legends. The Purchaser acknowledges that the certificates for the securities comprising the Shares which Purchaser will receive will contain the following legends substantially as follows, but only if such certificates currently contain such a legend:

                  "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
                  AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

                                    ARTICLE 5
                            COVENANTS OF THE COMPANY

         Section 5.1 Public Company Status. The Company shall make any and all necessary filings under the Exchange Act so that it remains a reporting company under the Exchange Act and its Common Stock continues to be a publicly-traded security.

         Section 5.2 Listing of Common Stock. The Company shall cause the Common Stock of Treasure Mountain to continue to be approved for listing on the OTCBB.

                                    ARTICLE 6
                            COVENANTS OF THE PARTIES

         The parties hereto agree that:

         Section 6.1 Public Announcements. The Sellers and the Purchaser shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law, will not issue any such press release or make any such public statement prior to such consultation and without the consent of the other party.

         Section 6.2 Notices of Certain Events. In addition to any other notice required to be given by the terms of this Agreement, each of the parties shall promptly notify the other party hereto of:

         (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the transactions contemplated by this Agreement;

         (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

         (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3 or Section 4 (as the case may be) or that relate to the consummation of the transactions contemplated by this Agreement.

         Section 6.3 Access to Information Following the date hereof, until consummation of all transactions contemplated hereby, the Sellers shall give to the Purchaser, its counsel, financial advisers, auditors and other authorized representatives reasonable access to the offices, properties, books and records, financial and other data and information as the Purchaser and its representatives may reasonably request.

                                    ARTICLE 7
                              CONDITIONS PRECEDENT

         Section 7.1 Conditions of Obligations of the Purchasers. The obligations of the Purchaser are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by the
Purchaser:

         (a) Representations and Warranties. Each of the representations and warranties of the Sellers and the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date.

           (b) Compliance Certificate. The Chief Executive Officer of Treasure Mountain shall deliver to the Purchasers at the Closing a certificate certifying: (i) that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or conditions of the company since the date of this Agreement; (ii) that attached thereto is a true and complete copy of Treasure Mountain's Articles of Incorporation, as amended, as in effect at the Closing; and (iii) that attached thereto is a true and complete copy of its By-laws as in effect at the Closing;

         (c) Good Standing Certificates. The Company shall have furnished the Purchaser with good standing and existence certificates for Treasure Mountain in its jurisdiction of incorporation and such other jurisdictions as the Purchaser reasonably requests.

         (d) Certified List of Record Holders. The Purchaser shall have received a current certified list from the Treasure Mountain's transfer agent of the holders of record of Treasure Mountain's Common Stock.

         (e) Board of Directors Resolutions. The Purchaser shall have received executed resolutions of the Board of Directors of Treasure Mountain approving the transactions contemplated herein.

         (f) Performance. The Sellers shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         Section 7.2 Conditions of Obligations of the Sellers. The obligations of the Sellers to effect the sale of the Shares are subject to each of the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date. Such condition may be waived in whole or in part by all of the Sellers.

                                    ARTICLE 8
                                   TERMINATION

         Section 8.1 Termination. This Agreement may be terminated and the purchase and sale of the Shares may be abandoned at any time prior to the
Closing:

         (a) by mutual written consent of the parties hereto;

         (b) by either the Sellers or the Purchaser if the Closing shall not have occurred on or before February 29, 2004 (unless the failure to consummate the transactions by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement);

         (c) by the Purchaser if (i) Sellers shall have failed to comply in any material respect with any of the covenants or agreements contained in this
Agreement to be complied with or performed by Sellers; or (ii) any representations and warranties of Sellers and the Company contained in this Agreement shall not have been true when made or on and as of the Closing Date as if made on and as of Closing Date (except to the extent it relates to a particular date); or (iii) they are not satisfied with their due diligence review of the Sellers and the Company; or

         (d) by Sellers if (i) the Purchaser shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by them; or (ii) any representations and warranties of the Purchaser contained in this Agreement shall not have been true when made or on and as of the Closing Date.

         Section 8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to this Article 8, all further obligations of the parties under this Agreement shall forthwith be terminated without any further liability of any party to the other parties. Nothing contained in this Section
8.2 shall relieve any party from liability for any breach of this Agreement.

                                    ARTICLE 9
                                  MISCELLANEOUS

         Section 9.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail, postage prepaid,

                           If to the  Sellers:

                           George I.  Norman III
                           c/o  Treasure Mountain Holdings, Inc
                           1390 South 1100 East Suite 204
                           Salt Lake City, Utah 84111
                           Facsimile: 801-583-5424

                           Lane Clissold
                           c/o Treasure Mountain Holdings, Inc
                           1390 South 1100 East Suite 204
                           Salt Lake City, Utah 84111
                           Facsimile: 801-583-5424

                           Raven Clissold
                           2129 East Wilson Avenue
                           Salt Lake City, UT 84108

With a copy to:            Leonard E. Neilson
                           Attorney at Law
                           8160 South Highland Drive
                           Suite 209
                           Sandy, UT 84093
                           Facsimile: 801-733-0808

If to Purchasers:          Scimitar Holdings, LLC
                           c/o Spencer Trask & Co., Inc.
                           535 Madison Avenue
                           New York, New York  10022
                           Attn: President
                           Facsimile: 212-319-8457

With a copy to:            Feldman Weinstein LLP
                           420 Lexington Avenue, Suite 2620
                           New York, New York 10170
                           Attn: David N. Feldman
                           Facsimile: 212-997-4242

If to the Company:         Treasure Mountain Holdings, Inc
                           1390 South 1100 East Suite 204
                           Salt Lake City, Utah 84111
                           Attn: George I. Norman III
                           Facsimile: 801-583-5424

With a copy to:            Leonard E. Neilson
                           Attorney at Law
                           8160 South Highland Drive
                           Suite 209
                           Sandy, UT 84093
                           Facsimile: 801-733-0808

or such other address or fax number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date delivered personally, telecopied or, if mailed, five business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

         Section 9.2    Amendments; No Waivers.

         (a) Any provision of this Agreement with respect to transactions contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Sellers and Purchasers; or in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 9.3 Fees and Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         Section 9.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder.

         Section 9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

         Section 9.6 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the City of New York, Borough of

Manhattan, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.1. shall be deemed effective service of process on such party.

         Section 9.7 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         Section 9.8 Entire Agreement. This Agreement and the Exhibits and Schedules hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

         Section 9.9    Captions.   The   captions   herein  are   included  for
convenience of reference only and shall be ignored in the construction or interpretation hereof.

         Section 9.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any parties. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         Section 9.11 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

         Section 9.12   Definition and Usage.

         For purposes of this Agreement:

                  "Affiliate" means, with respect to any Person, any other Person, or indirectly controlling, controlled by, or under common control with such Person.

                  "Material Adverse Effect" means any effect or change that is or would be materially adverse to the business, operations, assets, prospects, condition (financial or otherwise) or results of operations of an entity and any of its subsidiaries, taken as a whole.

                  "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Taxes" means any and all federal, state, local, foreign or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem or value added.

         Section 9.13 Survival. The representations and warranties herein shall survive the Closing and delivery of the Shares.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the following individuals has caused this Agreement to be signed, and each party that is not an individual has caused this Agreement to be duly executed under seal by its respective authorized officers, all as of the day and year first above written.


SELLERS:

/s/ George I. Norman III
--------------------------------------------
George I. Norman III

479,980 Shares


ALEWINE LIMITED LIABILITY COMPANY


By:  /s/ George I. Norman III
    ----------------------------------------
Name:    George I. Norman III
Title:   President & Manager

391,668 Shares


/s/  Lane Clissold
--------------------------------------------
Lane Clissold

1,879,992 Shares


/s/  Raven Clissold
Raven Clissold
--------------------------------------------

30,000 Shares

THE COMPANY:

TREASURE MOUNTAIN HOLDINGS, INC.

By:  /s/ George I. Norman III
    ----------------------------------------
Name:    George I. Norman III
Title:   President


                           [SIGNATURE PAGE CONTINUES]

         [PURCHASERS' SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]


PURCHASER:

SCIMITAR HOLDINGS, LLC

By: Spencer Trask & Co., Inc., its
Member Manager


By:  /s/ William P. Dioguardi
    ----------------------------------------
Name:    William P. Dioguardi
Title:   President